Supplement Dated April 1, 2011

To

Prospectuses Dated May 3, 2010

This supplement is intended for distribution with prospectuses dated May 3, 2010 for variable life insurance contracts issued by John Hancock Life Insurance Company (U.S.A.) and John Hancock Life Insurance Company of New York, as applicable. The affected prospectuses bear the titles:

Accumulation VUL	Majestic Performance VUL
Corporate VUL	Majestic VULX
Protection Variable Universal Life	Majestic Survivorship VULX
Survivorship Variable Universal Life	Majestic VCOLIX

Table of Investment Options and Investment Subadvisers

On March 25, 2011, John Hancock Asset Management, a division of Manulife Asset Management (US) LLC became the subadviser to the Optimized All Cap and Optimized Value portfolios. Accordingly, we amend and restate the following disclosure under the Table of Investment Options and Investment Subadvisers to reflect this change:

Optimized All Cap	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek long-term growth of capital. Under normal market conditions, the portfolio invests at least 65% of its total assets in equity securities of U.S. companies. The portfolio will focus on equity securities of U.S. companies across the three market capitalization ranges of large, medium and small.
Optimized Value	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 65% of its total assets in equity securities of U.S. companies with the potential for long-term growth of capital, with a market capitalization range, at the time of investment, equal to that of the portfolio’s benchmark, the Russell 1000 Value Index.*

You should read this supplement together with the prospectus for the contract you purchased, and retain both for future reference.

Prior to making any investment decisions, you should carefully review your product prospectus and all applicable supplements. In addition, you should review the prospectuses and applicable supplements for the underlying portfolios that we make available as investment options under the policies. The prospectuses describe the investment objectives, policies and restrictions of, and the risks relating to, investment in the portfolios. In the case of any of the portfolios that are operated as feeder funds, you should also review the prospectus for the corresponding master fund. If you need to obtain additional copies of any of these documents, please contact your representative or contact our Service Office at the address or telephone number on the back page of your product prospectus.

VLI ProdSupp V1 03/2011

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